UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-24026

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Corient Registered Alternatives Fund
(Exact name of registrant as specified in charter)

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830 Brickell Plaza
Suite 4800
Miami, Florida 33131
(Address of principal executive offices) (Zip code)

Paul Platkin
830 Brickell Plaza
Suite 4800
Miami, Florida 33131
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (305) 786-6577

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.    REPORTS TO STOCKHOLDERS.

(a)     The Report to Shareholders is attached herewith.

Corient Registered Alternatives Fund

March 31, 2025

Corient Registered Alternatives Fund
Table of Contents For the Period February 3, 2025 (Commencement of Operations) through March 31, 2025

Corient Registered Alternatives Fund
Manager’s Discussion and Analysis of Fund Performance March 31, 2025 (Unaudited)
Total Returns as of March 31, 2025	Since Inception
Class I Shares (Inception Date 02/03/2025)	1.80%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Performance reflects waivers and reimbursements in effect, without which performance would have been lower. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1-833-466-0102.

Corient Registered Alternatives Fund
Manager’s Discussion and Analysis of Fund Performance (Continued) March 31, 2025 (Unaudited)

Performance for Corient Registered Alternatives Fund (the “Fund” or “CoRA”), over the period of February 3, 2025 (commencement of operations) through March 31, 2025, was driven almost exclusively by the Income and Liquid strategy allocations.

Churchill Asset Management LLC (“Churchill”), CoRA’s subadviser for Growth strategy allocations, made no private equity allocations during February as it built out its transaction pipeline; during March, Churchill allocated to five private equity investments representing approximately 19% and 16% of CoRA’s March 31 net asset value on a committed basis and a funded basis, respectively. Although all of March’s allocated private investment were held at cost as of quarter end, private equity did positively impact performance with a large distribution from one holding being partially offset by subsequent close interest expenses on two of the deals.

Income sleeve exposures, which are exclusively allocated to funds, were made quickly upon the launch of CoRA in February. The majority of CoRA’s allocations were funded immediately, with only a minority of investments requiring capital to be called in later months. By the end of March, roughly 55% of CoRA’s net asset value was committed to Income strategies, with approximately 49% funded. In terms of Income performance, unlisted Business Development Companies (“BDCs”) and unlisted Real Estate Investment Trusts (“REITs”) contributed roughly in line with their capital contributed, while CoRA’s Other Income category modestly outperformed its respective capital allocation.

Liquid allocations were primarily allocated to the Fidelity Government Money Market fund, which performed in line with prevailing money market rates. A smaller allocation was made to an investment grade short-term bond fund that performed positively given falling short-term interest rates in March.

Corient Registered Alternatives Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Corient Registered Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Corient Registered Alternatives Fund (the “Fund”), including the schedule of investments, as of March 31, 2025, and the related statements of operations, statement of changes in net assets, cash flows and financial highlights for the period from February 3, 2025 (commencement of operations) through March 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2025, the results of its operations, changes in its net assets, its cash flows and its financial highlights for the period from February 3, 2025 (commencement of operations) through March 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the underlying investees, custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

New York, New York
May 30, 2025

Corient Registered Alternatives Fund
Schedule of Investments March 31, 2025
Investments — 83.7%	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Investment Funds — 68.2%
Direct Equity — 2.3%
North America — 2.3%
CPF Midway Fund LP*[1,2]	Limited Partnership Interest	3/18/2025	N/A	$3,853,587	$3,853,587
Total Direct Equity				3,853,587	3,853,587

Liquid Income — 3.1%
North America — 3.1%
Vanguard Total Bond Market Index Fund	Institutional Shares	3/4/2025	488,759	5,000,000	5,004,888
Total Liquid Income				5,000,000	5,004,888

Other Income — 15.9%
North America — 15.9%
Axonic Strategic Income Fund I	Class I Shares	2/3/2025	1,117,950	10,000,000	10,016,835
Dawson Evergreen 1 LP2	Limited Partnership, Class I-1	2/3/2025	7,045	7,100,000	7,162,202
Maxim Income Opportunity Fund I, LP	Limited Partnership	2/3/2025	N/A	7,100,000	7,100,000
Revere Specialty Finance Fund, LP2	Limited Partnership, Founders Class	2/3/2025	N/A	2,000,000	2,008,703
Total Other Income				26,200,000	26,287,740

Secondary Funds — 14.9%
North America — 14.9%
Graham Partners GKP Continuation Fund LP*[1,2]	Class I Shares	3/28/2025	N/A	4,253,518	4,253,518
Miller Holdings (Offshore) LP — Common*[1,2]	Class I Shares	3/12/2025	N/A	7,276,396	8,755,126
Miller Holdings (Offshore) LP — Preferred*[1,2]	Limited Partnership, Class I-1	3/19/2025	N/A	5,347,290	5,454,971
RCP Nats Co-Investment Fund LP*[1]	Limited Partnership	3/12/2025	N/A	3,500,000	3,500,000
True Wind Capital II-A, L.P*[1,2]	Limited Partnership, Founders Class	3/31/2025	N/A	2,424,545	2,624,077
Total Secondary Funds				22,801,749	24,587,692

Unlisted BDC — 17.7%
North America — 17.7%
Blue Owl Credit Income Corp.	Class I Shares	2/3/2025	1,516,302	14,500,000	14,389,702
Cliffwater Corp. Lending Fund I*	Ordinary Shares	2/3/2025	1,209,140	13,000,000	13,119,171
iDirect Private Credit Fund, L.P.[1,2]	Limited Partnership, Class I	2/3/2025	1,775,000	1,775,000	1,775,000
Total Unlisted BDC				29,275,000	29,283,873

Unlisted REIT — 14.3%
North America — 14.3%
Fortress Net Lease REIT	Class F-I Shares	2/3/2025	1,128,220	11,500,000	11,535,485
Invesco Commercial Real Estate Finance Trust, Inc.	Class I Shares	3/3/2025	198,972	5,000,000	5,008,456
J.P. Morgan Real Estate Income Trust, Inc.	Class E Shares	2/3/2025	643,536	7,100,000	7,103,284
Total Unlisted REIT				23,600,000	23,647,225
Total Investment Funds — 68.2%				110,730,336	112,665,005

See accompanying notes to the Financial Statements.

Corient Registered Alternatives Fund
Schedule of Investments (Continued) March 31, 2025
Investments — 83.7%	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Short-Term Investments — 15.5%
North America — 15.5%
Fidelity Institutional Government Portfolio — Class I, 4.23%[3]			25,683,003	$25,683,003	$25,683,003
Total Short-Term Investments — 15.5%				25,683,003	25,683,003

Total Investments — 83.7%				136,413,339	138,348,008
Net Other Assets (Liabilities) — 16.3%					26,940,025
Total Net Assets — 100.0%					$165,288,033

BDC — Business Development Company

REIT — Real Estate Investment Trust

*    Investment is non-income producing.

1    Investment restricted for resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date. Total fair value of restricted investments as of March 31, 2025, was $30,216,279, or 18.3% of net assets. Total cost of restricted investments as of March 31, 2025, was $28,430,336.

2    Investment has been committed to but has not been fully funded by the Fund. Refer to Note 3 to the Financial Statements for total unfunded commitments by investment type.

3    The rate is the annualized seven-day yield as of March 31, 2025.

See accompanying notes to the Financial Statements.

Corient Registered Alternatives Fund
Schedule of Investments (Continued) March 31, 2025
Summary of Investments (as a percentage of total net assets)
Investment Funds	68.2%
Short-Term Investments	15.5
Total Investments	83.7
Net Other Assets (Liabilites)	16.3
Total Net Assets	100.0%

See accompanying notes to the Financial Statements.

Corient Registered Alternatives Fund
Statement of Assets and Liabilities March 31, 2025
Assets
Investments, at fair value (cost $136,413,339)	$138,348,008
Cash	1,682,267
Cash equivalents held in escrow for subscriptions received in advance	55,456,451
Investments funded in advance	25,300,000
Interest receivable	212,262
Dividend receivable	436,171
Prepaid expenses and other assets	25,000
Total Assets	221,460,159

Liabilities
Subscriptions received in advance	55,456,451
Due to adviser	203,411
Incentive fees payable to adviser	301,406
Audit and tax fees payable	88,542
Board fees and expenses payable	37,500
Legal fees payable	37,500
Transfer agent fees payable	18,500
Accounting and administration fees payable	12,166
Custody fees payable	6,917
Other accrued expenses	9,733
Total Liabilities	56,172,126

Commitments and contingencies (see Note 3)

Net Assets	$165,288,033

Composition of Net Assets:
Paid-in capital	$162,571,907
Total distributable earnings	2,716,126
Net Assets	$165,288,033

Net Assets Attributable to:
Class I Shares	$165,288,033

Shares of Beneficial Interests (unlimited number of shares authorized)
Class I Shares	16,237,411

Net Asset Value per Share:
Class I Shares	$10.18

See accompanying notes to the Financial Statements.

Corient Registered Alternatives Fund
Statement of Operations For the Period February 3, 2025 (Commencement of Operations) through March 31, 2025
Investment Income
Dividend income	$1,055,946
Interest income	424,732
Total Investment Income	1,480,678

Expenses
Organizational costs	985,618
Incentive fees	301,406
Investment management fees	284,450
Audit and tax fees	88,542
Legal fees	37,500
Board fees and expenses	37,500
Transfer agency fees	18,750
Other operating expenses	15,661
Accounting and administration fees	12,166
Custodian fees	9,284
Total expenses before waivers	1,790,877
Management fees waived and other expenses reimbursed by Adviser	(1,091,656)
Net expenses	699,221
Net Investment Income	781,457

Net Change in Unrealized Appreciation/Depreciation
Net change in unrealized appreciation/depreciation on investments	1,934,669
Net Change in Unrealized Appreciation/Depreciation	1,934,669

Net Increase in Net Assets Resulting from Operations	$2,716,126

See accompanying notes to the financial statements.

Corient Registered Alternatives Fund
Statement of Changes in Net Assets
For the Period February 3, 2025* through March 31, 2025
Changes in Net Assets Resulting from Operations
Net investment income	$781,457
Net change in unrealized appreciation/(depreciation) on investments	1,934,669
Net Change in Net Assets Resulting from Operations	2,716,126

Change in Net Assets Resulting from Capital Transactions
Class I
Proceeds from issuance of shares	162,571,907
Total Class I Capital Transactions	162,571,907

Net Change in Net Assets Resulting from Capital Transactions	162,571,907

Total Net Increase in Net Assets	165,288,033

Net Assets
Beginning of period	—
End of period	$165,288,033

Shareholder Activity
Class I Shares
Subscriptions	16,237,411
Net Change in Class I Shares Outstanding	16,237,411

*    The Fund commenced operations on February 3, 2025.

See accompanying notes to the financial statements.

Corient Registered Alternatives Fund
Statement of Cash Flows For the Period February 3, 2025 (Commencement of Operations) through March 31, 2025
Cash Flows From Operating Activities
Net increase in net assets from operations	$2,716,126
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(110,730,336)
Change in short-term investments, net	(25,683,003)
Net change in unrealized appreciation/depreciation on investments	(1,934,669)
(Increase)/Decrease in Assets
Net change in investments funded in advance	(25,300,000)
Dividends receivable	(436,171)
Interest receivable	(212,262)
Prepaid expenses and other assets	(25,000)
Increase/(Decrease) in Liabilities
Due to adviser	203,411
Incentive fees payable to adviser	301,406
Audit and tax fees payable	88,542
Legal fees payable	37,500
Board fees and expenses payable	37,500
Transfer agent fees payable	18,500
Accounting and administration fees payable	12,166
Custody fees payable	6,917
Other accrued expenses	9,733
Net Cash Used in Operating Activities	(160,889,640)

Cash Flows from Financing Activities
Proceeds from subscriptions of shares, including proceeds from subscriptions received in advance	218,028,358
Net Cash Provided by Financing Activities	218,028,358

Net change in Cash and cash equivalents	57,138,718
Cash and cash equivalents – Beginning of Period	—
Cash and cash equivalents – End of Period	$57,138,718

End of Period Balances
Cash and cash equivalents	$1,682,267
Cash held in escrow	55,456,451
End of Period Balance	$57,138,718

See accompanying notes to the financial statements.

Corient Registered Alternatives Fund
Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period February 3, 2025* through March 31, 2025
Per Share Operating Performance[1]:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment income	0.06
Net realized and unrealized gain/(loss) on investments	0.12
Total from investment operations	0.18

Net Asset Value per share, end of period	$10.18

Net Assets, end of period	$165,288,033

Ratios to average net assets[2]:
Net investment income/(loss)[3]	3.32%

Gross expenses before waivers[4]	3.13%
Management fees waived and other expenses reimbursed by Adviser	(1.18)%
Net expenses	1.95%

Total Return[5]	1.80%[6]

Portfolio turnover rate	0%[6]

*    The Fund commenced operations on February 3, 2025.

1      Per share data is computed using the average shares method.

2    Income and expense ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses. Expenses do not include expenses from underlying funds in which the Fund invests.

3    Recognition of net investment income by the Fund is affected by the timing of the declaration of distributions by the Fund's investments. Ratios do not include net investment income/(loss) of the Fund's investments.

4      If Incentive Fees had been excluded, the expense ratios would have decreased by 0.20%, for the period from February 3, 2025 through March 31, 2025.

5      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested.

6      Not annualized.

See accompanying notes to the financial statements.

Corient Registered Alternatives Fund
Notes to Financial Statements March 31, 2025
Note 1 – Organization

Corient Registered Alternatives Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund commenced operations on February 3, 2025. The Fund’s investment adviser is Segall Bryant & Hamill, LLC (the “Adviser”) and the Fund’s subadviser is Churchill Asset Management LLC (the “Subadviser,” and together with the Adviser, the “Advisers”). The Adviser and the Subadviser are both investment advisers registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund’s investment objective is to seek long-term capital appreciation and, to a lesser extent, income. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in alternatives investments and investments with exposure to alternatives investments. For purposes of this policy, alternatives investments include, without limitation:

•   direct primary private equity investments and co-investments and secondary purchases of such investments (“PE Assets”), with such assets selected by the Subadviser in accordance with its co-investment policies and procedures;

•   unlisted business development companies and real estate investment trusts;

•   private funds not registered as investment companies (hedge funds, private equity funds and private credit/debt funds); and

•   other registered investment companies, whether private or public, that invest in the above private markets investments.

In addition, the Fund may invest up to 20% of its assets for both investment and liquidity purposes in public equities that may have a nexus to private markets, debt instruments, government securities and cash and cash equivalents.

The Fund may make investments both inside and outside of the United States. The Fund may utilize wholly-owned subsidiaries for investment purposes.

The Fund relies on an exemptive order from the SEC that permits it to, among other things, co-invest with certain affiliated persons of the Subadviser, subject to certain terms and conditions. The Adviser may seek a similar exemptive order in the future that would permit it to, among other things, co-invest with certain affiliated persons of the Adviser, subject to certain terms and conditions.

The Fund continuously offers one class of shares of beneficial interest (“Shares”) designated as Class I Shares.

Note 2 – Accounting Policies

The following is a summary of the significant accounting and reporting policies used by the Fund in preparing its financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

a. Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

b. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025
Note 2 – Accounting Policies (continued)

c. Net Asset Value Determination

The Fund will calculate its net asset value (“NAV”) as of the close of business on the last business day (which is any day that the New York Stock Exchange is open for business) of each month, and at such other times as the Board of Trustees (the "Board") shall determine, including in connection with repurchases of Shares, in accordance with the procedures described above or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”). In determining its NAV, the Fund will value its investments as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

d. Organizational Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements and legal services in connection with the initial meeting of trustees. The aggregate amount of the organizational costs as of the date of the accompanying financial statements is $985,618.

Organizational costs are expensed as incurred and are subject to recoupment by the Adviser in accordance with the Fund’s expense limitation agreement discussed in Note 4.

e. Cash and Cash Equivalents

Cash and cash equivalents (under short-term investments on the Schedule of Investments) may include money market investments and short-term interest-bearing deposit accounts. These investments are recorded at NAV per share which approximates fair value. At times, such deposits may be in excess of federally insured limits. The Fund also holds cash in escrow for subscriptions purchased in advance. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f. Fair Value of Financial Instruments

The Fund values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Certain investment funds that the Fund invests in (each, an “Investment Fund”) and certain direct investments in private credit and equity-related investments that are generally not publicly traded (“Direct Investments”) are valued based on the latest NAV reported by the third-party fund manager or general partner, as applicable. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946.

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices.

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025
Note 2 – Accounting Policies (continued)

g. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method over the respective term of the loan. Dividend income is recognized on the ex-dividend date. Proceeds from investments in Investment Funds that represent return of capital are accounted for as a reduction to cost, and any proceeds received above the cost basis results in a realized gain. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Unrealized gains and losses are reflected in operations when changes between the cost and fair value of investments occur. Income distributions received are recognized as income distributions from investments in private Investment Funds in the statement of operations. Some or all of the interest payments of a loan or preferred equity may be structured in the form of payment in kind (“PIK”), which accrues on a current basis but is generally not paid in cash until maturity or some other determined payment date. PIK interest is included in the Fund’s NAV and also in determining net investment income. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.

h. Distributions and Dividend Reinvestment Plan

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year.

The Fund has a dividend reinvestment plan (the “DRP”). Unless a Shareholder elects to receive cash by contacting the Fund, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in additional Shares at their NAV determined on the next valuation date following the ex-dividend date. Shareholders that elect not to participate in the DRP will receive dividends and capital gains distributions in cash. Participation in the DRP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. The Fund may amend the DRP at any time upon 30 days’ written notice to the participants.

i. Federal Income Taxes

The Fund elects to be treated as, and qualified as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and as such does not pay federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s financial statements as of March 31, 2025.

The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

The Adviser has analyzed the Fund’s tax positions and has concluded that as of and during the fiscal period ended March 31, 2025, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current period.

j. Segments

The Fund applies the provisions of Segment Reporting (“Topic 280”) for reporting its segments. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025
Note 2 – Accounting Policies (continued)

a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its PPM, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

k. Foreign Currency

Valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments and net realized and unrealized gain (loss) currency transactions on the Statement of Operations.

l. Indemnifications

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 3 – Fair Value Measurements

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market to which the fund has access for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in private equity partnerships.

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025
Note 3 – Fair Value Measurements (continued)

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The fair value of an Investment Fund ordinarily will be the NAV of that Investment Fund determined and reported by the Investment Fund in accordance with the valuation policies established by the Investment Fund and/or its investment manager, absent information indicating that such NAV does not represent the fair value of the Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no readily available market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2025, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2*	Level 3*	NAV as a Practical Expedient	Total
Investments
Investment Funds[1]	$28,140,894	$—	$—	$84,524,111	$112,665,005
Short-Term Investments	25,683,003	—	—	—	25,683,003
Total Investments	$53,823,897	$—	$—	$84,524,111	$138,348,008

1    For a detailed break-out of Investment Funds by category, please refer to the Schedule of Investments.

*      The Fund did not hold any Level 2 or Level 3 securities at period end.

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025
Note 3 – Fair Value Measurements (continued)

The Fund’s investments in Investment Funds, along with their corresponding unfunded commitments and other attributes as of March 31, 2025, are briefly summarized in the table below:

Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency*	Notice Period (In Days)	Redemption Restriction Terms**
Direct Equity	$ 3,853,587	$ 146,413	No Redemptions	N/A	Liquidity in the form of distributions
Liquid Income	5,004,888	—	Daily	N/A	Liquidity in the form of distributions
Other Income	26,287,740	3,000,000	None	N/A	Liquidity in the form of distributions
Secondary Funds	24,587,692	4,436,084	No Redemptions	N/A	Liquidity in the form of distributions
Unlisted BDC	29,283,873	5,325,000	None	N/A	Liquidity in the form of distributions
Unlisted REIT	23,647,225	—	None	N/A	Liquidity in the form of distributions

*      The information summarized in the table above represents general terms. Individual investments may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most investments have the flexibility, as provided for in their offering documents, to modify and waive such terms.

**    Distributions from investments occur at irregular intervals, and the exact timing of distributions from PE Asset investments cannot be determined.

Note 4 – Significant Risk Factors

The Fund is subject to substantial risks — including market risks, strategy risks and Investment Fund manager risks. Private Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the various protections afforded by the 1940 Act with respect to its investments in private Investment Funds. While the Advisers will attempt to moderate any risks of securities activities of the Investment Fund managers, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The Advisers will not have any control over the Investment Fund managers, thus there can be no assurances that an Investment Fund manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective.

The Fund’s investing activities and those of the Investment Funds expose the Fund to various types of financial risks that are associated with the financial instruments and markets in which they invest. These financial risks include credit risk, liquidity risk and market risk (including foreign currency risk, interest rate risk and other price risks). The Fund’s overall risk management program focuses on minimizing potential adverse effects on the Fund’s performance resulting from these financial risks. The Fund attempts to manage these financial risks on an aggregate basis along with other risks associated with its investing activities.

a. Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025
Note 4 – Significant Risk Factors (continued)

affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

b. Credit and Counterparty Risk

There is a risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (“OTC”) derivatives contract, or a borrower of an underlying fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation.

Investment Funds that invest in below-investment-grade securities, also called non-investment grade bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk.

While Adviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

c. Co-Investment Risk

As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.

d. Debt Securities Risk

The Fund may invest in fixed income securities and other debt securities, directly or through its investments in Investment Funds. Certain of these securities may be unrated by a recognized credit-rating agency or below investment grade, which are subject to greater risk of loss of principal and interest than higher-rated debt securities. The Fund may invest in debt securities that rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of which may be secured by substantially all of that issuer’s assets. The Fund may invest in debt securities that are not protected by financial covenants or limitations on additional indebtedness. The Fund will therefore be subject to credit and liquidity risks, including the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. In addition, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. Investment in a debt instrument will normally involve the assumption of interest rate risk.

e. Investment Funds not Registered Risk

The Fund is registered as an investment company under the 1940 Act. However, most of the Investment Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Investment Fund managers may not be registered as investment advisers under the Advisers Act.

f. Loans Risk

Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Loan interests may be difficult to value and may have extended settlement periods, which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles.

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025
Note 4 – Significant Risk Factors (continued)

In general, the secondary trading market for loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell loans quickly or at a fair price. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

g. Nature of Portfolio Companies

The Fund’s investments will include direct and indirect investments in portfolio companies. Because portfolio companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Adviser and its agents perform due diligence on these portfolio companies, their operations and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the portfolio companies in which the Fund invests.

h. Portfolio Fund Valuation Risk

The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Fund managers of such Investment Funds which valuations are generally not audited. A majority of the securities in which the Investment Funds invest will not have a readily ascertainable market price and will be valued by the Investment Fund managers.

Shareholders should be aware that situations involving uncertainties as to the valuations by Investment Fund managers could have a material adverse effect on the Fund if the Investment Fund manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect.

i. Restricted and Illiquid Investments

The Fund will invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Note 5 – Investment Management Services and Other Agreements

a. Investment Management Fee

In consideration of the advisory and other services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.25% based on the value of the Fund’s net assets, calculated and accrued monthly as of the last business day of each month (the “Management Fee”). The Adviser will pay the Subadviser the subadvisory fee out of the Management Fee.

For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s assets will be calculated prior to the inclusion of the Management Fee and Adviser Incentive Fee (if any, as discussed below) payable to the Adviser or to any purchases or repurchases of Shares or any distributions by the Fund. The Management Fee will be payable in arrears within thirty (30) business days after the completion of the NAV computation for the month at the end of the relevant quarter. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. The Management Fee is payable regardless of whether the NAV of the Fund or a particular Shareholder’s investment declines. As a result, the Fund will owe the Management Fee regardless of whether the Fund incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal period for which the Management Fee is paid.

For the period ended March 31, 2025, the Management Fee totaled $284,450.

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025
Note 5 – Investment Management Services and Other Agreements (continued)

b. Incentive Fee

The Adviser also potentially may receive an annual incentive fee (the “Adviser Incentive Fee”). At the end of each calendar year, the Adviser will be entitled to receive an Adviser Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Adviser Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such year, (B) the aggregate repurchase price of all Shares repurchased by the Fund during such year and (C) the amount of dividends and other distributions paid in respect of the Fund during such year and not reinvested in additional Shares through the DRP exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such year and (Y) the aggregate issue price of Shares of the Fund issued during such year (excluding any Shares issued in connection with the reinvestment through the DRP of dividends paid, or other distributions made, by the Fund through the DRP).

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero at the beginning of each year and will be (i) increased upon the close of each calendar month of the Fund by the amount of the net losses of the Fund for the month, before giving effect to any repurchases or distributions for such month, and (ii) decreased (but not below zero) upon the close of each calendar month by the amount of the net profits of the Fund for the month. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the beginning of such month and (B) the aggregate issue price of Shares of the Fund issued during such month (excluding any Shares issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRP) exceeds (ii) the sum of (X) the NAV of the Fund as of the end of such month, (Y) the aggregate repurchase price of all Shares repurchased by the Fund during such month and (Z) the amount of dividends and other distributions paid in respect of the Fund during such month and not reinvested in additional Shares through the DRP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Adviser Incentive Fees are accrued monthly and paid annually.

For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions or repurchases during each measurement period are not included for purposes of the “net profits” or “net losses” calculations.

For the period ended March 31, 2025, the Adviser Incentive Fee totaled $301,406.

c. Subadviser Incentive Fee

The Subadviser potentially may receive from the Fund an incentive fee (the “Subadviser Incentive Fee”) calculated and paid upon realization of each PE Asset as follows. Upon sale or other disposition of a PE Asset (a “Realization”), proceeds from such Realization will be apportioned in the following order: (i) first, 100% to the Fund until the Fund has received proceeds under this clause (i) equal to the sum of (a) the amount the Fund has invested in the PE Asset experiencing the Realization; plus (b) without duplication of amounts described in the foregoing clause (a), (A) Fund expenses incurred specifically in (X) initially making the PE Asset investment and (Y) obtaining the Realization of such PE Asset, and (B) an amount equal to the subadvisory fee paid by the Adviser to the Subadviser to date with respect to such PE Asset, net of any amounts previously distributed under this sub-clause (B); (ii) second, 100% to the Fund until the Fund has received an amount equal to the Preferred Return (as defined below); (iii) third, 100% to the Fund, on a dollar for dollar basis, of any Subadviser Memo Account (as defined below) that has not been recouped by the Fund in later Realizations of investments through operation of this clause (iii); (iv) fourth, 100% to the Subadviser until the Subadviser has received 10% of the amount making up the Fund’s Preferred Return; and (v) thereafter, 90% to the Fund and 10% to the Subadviser.

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025
Note 5 – Investment Management Services and Other Agreements (continued)

The “Preferred Return” means an amount sufficient to provide the Fund with an 8% per annum (compounded) return on the Fund’s investment in the PE Asset involved in a Realization. The “Subadviser Memo Account” means the cumulative amount of net losses, if any, arising from previous Realizations of investments. For purposes of the Subadviser Memo Account, the amount of “net losses” shall be calculated taking into account amounts invested by the Fund in investments as determined according to clause (i) above.

In the event the Subadvisory Agreement is terminated prior to the realization of all of the investments, then the Subadviser Incentive Fee will become due and payable in respect of each PE Asset.

For the period ended March 31, 2025, the Subadviser Incentive Fee totaled $0.

d. Expense Limitation Agreement

In addition to the Adviser and Subadviser compensation, the Fund also will bear its own operating expenses (including, without limitation, its ongoing offering expenses). The Fund’s anticipated expenses include expenses of an administrator and transfer agent, custodian, audit and legal expenses, costs of borrowing and related expenses, brokerage and allocable expenses of the Adviser and Subadviser under relevant agreements with the Fund.

Through the first anniversary of the Fund’s commencement of operations, the Adviser agrees to reimburse the Fund’s initial organizational and offering costs incurred prior to launch, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis exceed 1.75% of the month-end NAV of the Fund.

The Expense Limitation Agreement excludes (a) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes and brokerage costs, (b) acquired fund fees and expenses, (c) the Fund’s proportionate share of expenses related to Direct Investments, (d) litigation and extraordinary expenses, (e) the Adviser Incentive Fee, (f) any subadvisory fees (including incentive fees) payable to or expenses of the Subadviser, and (g) any placement fees.

The Adviser shall be permitted to recover fees and expenses it has waived or borne (whether through reduction of its Management Fee or otherwise) (an “Adviser Recoupment”) in later periods subject to the conditions that: (a) the Fund is not obligated to pay any such reimbursed fees or expenses more than three (3) years after the date on which the fee or expense was borne by the Adviser, and (b) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the applicable expense cap. For the avoidance of doubt, the Subadviser shall not be party to any Expense Limitation Agreement and the fees and expenses of the Subadviser shall not be subject to any waiver, deferral or limitation of any kind. For the period ended March 31, 2025, the total amount of waived fees that are subject to recoupment are $1,091,656.

As of March 31, 2025, the Adviser may seek recoupment for previously waived fees or reimbursed expenses, subject to the limitations noted above, no later than the dates and amounts outlined below.

March 31, 2028
$1,091,656

e. Board Fees

In consideration of the services rendered by each independent member of the Board (each, an “Independent Trustee”), the Fund has agreed to compensate each Independent Trustee with an annual retainer fee of $30,000. In addition, the Fund reimburses the expenses of the Independent Trustees in connection with their services. Board fees and expenses incurred for the period ended March 31, 2025, totaled $37,500 and are included in the Statement of Operations. Independent Trustees do not receive any pension or retirement benefits from the Fund.

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025
Note 5 – Investment Management Services and Other Agreements (continued)

f. Administration and Custody Agreements

The Fund’s fund accountant, transfer agent and administrator is UMB Fund Services, Inc. (the “Administrator”). Under the terms of an Administration, Fund Accounting, and Recordkeeping Agreement, the Administrator is responsible for calculating the NAV of the Fund and providing additional administrative services to the Fund.

The Custodian is an affiliate of the Administrator and is responsible for holding the Fund’s assets and providing for their safekeeping under the terms of a Custody Agreement.

The fees incurred by the Fund for administrative and custodian services for the period ended March 31, 2025 totaled $21,450 and are reported on the Statement of Operations.

Note 6 – Share Transactions

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

To provide a limited degree of liquidity, the Fund may conduct repurchase offers in the form of issuer tender offers for a portion of its outstanding Shares at the sole discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so.

The Fund will conduct repurchase offers or take any other action permitted by the tender offer rules under the Securities and Exchange Act of 1934 (the “Exchange Act”) and described in the written tender offer notice that will be provided to Shareholders for each repurchase offer.

In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Adviser in consultation with the Subadviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly with tender offer valuation dates occurring on the last business day of March, June, September and December (each, a “Valuation Date”); however, there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all.

The Fund currently does not intend to offer to repurchase Shares at any time during the first two (2) years of operations of the Fund. An early repurchase fee of 2% (an “Early Repurchase Fee”) will apply to Shares tendered for repurchase prior to the expiration of twenty-four (24) months following purchase.

Pursuant to the DRP established by the Fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gains distributions, in cash may be made by notice to the Fund or, if applicable, to a Shareholder’s intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder elects to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.

Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request for change of participation/non-participation status in the DRP must be received by the Fund within the above timeframe to be effective for that dividend or capital gain distribution. The Fund may terminate the DRP at any time upon written notice to the participants in the DRP. The Fund may amend the DRP at any time upon 30 days’ written notice to the participants. Any expenses of the DRP will be borne by the Fund.

Corient Registered Alternatives Fund
Notes to Financial Statements (Continued) March 31, 2025

Note 7 – Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is defined as “affiliated” with the Fund if the Fund owns five percent or more of its outstanding voting securities. As of March 31, 2025, the Fund did not hold any affiliated investments.

Note 8 – Related Party Transactions

The Adviser is an affiliate of the Fund. As of March 31, 2025, amounts owed to related parties of the Fund totaled $203,411 and represented various fund expenses that were paid by the Adviser on behalf of the Fund, such as filing fees and investment related expenses. Amounts due to the Adviser are included on the Statement of Assets and Liabilities.

Note 9 – Investment Transactions

Total purchases of investments for the period ended March 31, 2025 amounted to $110,192,503. Total distribution proceeds from sale, redemption, or other disposition of investments, excluding Short-Term Investments, for the period ended March 31, 2025 amounted to $0.

Note 10 – Tax Information

As of March 31, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$136,413,339

Gross unrealized appreciation	2,044,967
Gross unrealized depreciation	(110,298)
Net unrealized appreciation on investments	$1,934,669

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

There were no distributions paid during the fiscal period ended March 31, 2025:

Note 11 – Subsequent Events

The Fund has evaluated the impact of all subsequent events through the date the Financial Statements were issued and determined that there were no subsequent events that would require disclosure in, or an adjustment to, the Financial Statements other than the following:

Subscriptions into the Fund for April 1, 2025 and May 1, 2025 equaled $57,206,451 and $34,548,809, respectively.

Corient Registered Alternatives Fund
Fund Management March 31, 2025 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 1-833-466-0102.

INDEPENDENT TRUSTEES
NAME, YEAR OF BIRTH AND ADDRESS[1]	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST (5) YEARS	NUMBER OF REGISTERED INVESTMENT COMPANIES IN FUND COMPLEX OVERSEEN BY TRUSTEE[2]	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Joshua Barlow 1978	Trustee	Indefinite term; Since 2024	Managing Director and Founder of Valhalla Fiduciary	One	Axonic Strategic Income Fund Axonic Alternative Income Fund
Matthew Forstenhausler 1959	Trustee	Indefinite term; Since 2024	Partner – Ernst & Young 1981 to 2019, Retired	One	Wilshire Mutual Funds, Inc., Wilshire Variable Insurance Trust, Sound Point Meridian Capital, Inc. Sierra Income Fund (2020 to 2022).
George Morriss 1947	Trustee	Indefinite term; Since 2024	Trustee – Neuberger Berman Mutual Funds	One	1WS Credit and Income Fund Investment Committee, The Episcopal Diocese of the Great Lakes Thrivent Church Loan Income Fund (2017-2023)

Corient Registered Alternatives Fund
Fund Management (Continued) March 31, 2025 (Unaudited)
INTERESTED TRUSTEE AND OFFICERS
NAME, YEAR OF BIRTH AND ADDRESS[1]	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST (5) YEARS	NUMBER OF REGISTERED INVESTMENT COMPANIES IN FUND COMPLEX OVERSEEN BY TRUSTEE[2]	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Paul Platkin 1966	President and Trustee	Indefinite term; Since 2024	Investment Manager at Corient	One	None
Lyuba Docheva 1989	Secretary	Indefinite term; Since 2024	Investment funds attorney at Corient; Investment funds attorney at Cerberus Capital Management LP; Investment funds attorney at Skadden, Arps, Slate, Meagher & Flom LLP
Alex Adair 1983	Treasurer	Indefinite term; Since 2024	Senior Director, Finance and Alternative Investments at Corient; Associate Director, Accounting and Operational Due Diligence at PAAMCO
Jasper Frontz 1968	Chief Compliance Officer, Anti-Money Laundering Officer	Indefinite term; Since 2024	Chief Compliance Officer, Segall Bryant & Hamill, LLC; Chief Compliance Officer, Segall Bryant & Hamill Trust

1    Each Trustee or officer may be contacted by writing to the Trustee or officer, c/o Segall Bryant & Hamill, LLC, 830 Brickell Plaza, Suite 4800, Miami, Florida 33131, Attn: General Counsel.

2    The Fund Complex includes funds with a common investment adviser or subadviser that is an affiliated person. As of March 31, 2025, there were twenty-four funds in the Fund Complex: the sixteen Segall Bryant & Hamill Funds offered to the public; Corient Registered Alternatives Fund, Columbia Variable Portfolio-Partners Small Cap Value Fund, iMGP Small Company Fund, JNL Multi-Manager Small Cap Growth Fund, and NYLI Small Cap Growth Portfolio which is also advised by Segall Bryant & Hamill, LLC; Cabana Target Beta ETF, Cabana Target Drawdown 10 ETF, and Cabana Target Leading Sector Moderate ETF, advised by The Cabana Group, LLC.

Corient Registered Alternatives Fund
Other Information March 31, 2025 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s first Form N-PX filing will be available: (i) without charge, upon request, by calling 1-833-466-0102 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Consideration for approval of the Investment Advisory Agreement and approval of the Investment Subadvisory Agreement

At the meeting of the Board of Trustees held on November 5, 2024 (the “Meeting”), the Board of Trustees of the Fund (including the Trustees who are not “interested” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), voting separately) approved the Investment Advisory Agreement (the “Advisory Agreement”) with Segall Bryant & Hamill LLC (the “Adviser”) and approved the Investment Subadvisory Agreement (the “Subadvisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”) with Churchill Asset Management, LLC (the “Subadviser”).

In the course of their consideration of the Advisory Agreements, the Independent Trustees met with members of the Adviser and the Subadviser and then in executive session and were advised throughout the process by their independent counsel. The Independent Trustees evaluated the terms of the Advisory Agreements and reviewed with counsel their duties and responsibilities in evaluating and approving the Advisory Agreements. In considering the Advisory Agreements, the Board reviewed the materials provided to it by the Adviser and the Subadviser, as supplemented based on information provided orally at the Meeting. As part of its evaluation, the Board, including the Independent Trustees, considered, among others, the following factors: (1) the nature, extent, and quality of the services to be provided; (2) the investment performance of the Fund; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) any other benefits received by the Adviser and/or Subadviser serving the Fund. The Independent Trustees considered the Adviser’s and Subadviser’s written responses, as supplemented by the Adviser’s and Subadviser’s additional oral responses at the Meeting, and determined that the content of the Adviser’s and Subadviser’s responses satisfied their requests for information to support their decision to consider and approve the Advisory Agreements.

The Board, including the Independent Trustees, concluded that the Advisory Agreements should enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They concluded that the prudent exercise of judgment warranted the approval of the Advisory Agreements. It also was noted that the Board’s decision to approve the Advisory Agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board, including the Independent Trustees, also determined:

The nature, extent and quality of the advisory services to be provided. The Board considered: the background and experience of key investment personnel of each of the Adviser and Subadviser, and the ability of each to retain them; overall personnel of each; each of the Adviser’s and Subadviser’s focus on analysis of respective complex asset categories; the disciplined investment processes of each; the Adviser’s investment in and commitment to personnel and the Subadviser’s significant investment and operational infrastructure in private equity investment; the respective internal compliance efforts and general risk oversight; and the Adviser’s oversight of and interactions with service providers, including the Subadviser. The Board concluded that the nature, extent and quality of the management and advisory and subadvisory services to be provided are appropriate and thus support a decision to approve the Advisory Agreements.

Corient Registered Alternatives Fund
Other Information (Continued) March 31, 2025 (Unaudited)

The investment performance of the Fund. The Board noted that the Fund is new and has not commenced operations. The Board concluded that the Adviser and Subadviser should be capable of generating a level of long-term investment performance that is consistent with the Fund’s investment objective, policies and strategies.

The cost of advisory service to be provided and profits to be realized by the Adviser. The Board noted that the Fund is likely to operate at a loss to the Adviser during its initial period of operations but that the Adviser anticipates a level of profitability during the contract period. The Board took into account the entrepreneurial investment made by and expectations of the Adviser regarding investment management infrastructure to support the Fund and noted that the Adviser will pay the Subadviser’s subadvisory fee out of the Adviser’s management fee. The Board recognized the subjective nature of determining profitability, the unpredictable nature of the respective performance fees of the Adviser and Subadviser and the fact that such fees align the interests of the Fund’s investors with each of the Adviser and Subadviser. The Board also noted that the expense limitation agreement should operate to benefit Fund investors. The Board concluded that the investment management fees and performance fees of the Adviser and Subadviser, and the Adviser’s expectation of profitability, are reasonable in light of the services to be provided and overall expense ratios of comparable funds and other clients of the Adviser and Subadviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Board noted that the Fund has not begun operations and has no assets and that the Adviser has agreed to an expense limitation agreement, under which the Adviser expects to pay a portion of the Fund’s expenses, and concluded that the Fund’s fees are reasonable and fair. The Board noted that it could periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of the fees.

Benefits to the Adviser from its relationship with the Fund. The Board considered the other benefits derived by the Adviser and Subadviser from their respective relationships with the Fund, to the extent any such benefits may be identifiable and/or determinable. The Board reviewed the potential for “fall out” benefits to the Adviser and/or Subadviser, including reputational benefits and the potential for growth of other business lines through association with the Fund, and concluded that such benefits are reasonable and typical of those potentially received by managers of funds. The Board also noted that neither party would receive soft dollars. The Board concluded that other benefits derived by the Adviser and/or Subadviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein and are consistent with industry practice and the best interests of the Fund and its shareholders.

Other considerations. The Board determined that the Adviser and Subadviser have made a substantial commitment to managing the Fund’s assets and monitoring compliance and the provision of services. The Board also noted that each maintains the financial and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.

Corient Registered Alternatives Fund
Privacy Policy March 31, 2025 (Unaudited)

The Corient Registered Alternatives Fund (the “Fund”) hereby adopts the following privacy policy (the “Privacy Policy”) in order to safeguard the personal information of the Fund’s respective customers and consumers in accordance with Regulation S-P as promulgated by the Securities and Exchange Commission.

1)    The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; (c) that customer records and information are protected from unauthorized access or use; and (d) the proper disposal of consumer report information.

2)    The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3)    The Fund will direct each of its service providers to maintain written policies and procedures to adhere to this Privacy Policy and to each service provider’s information security policies with respect to all customer information of the Fund and to take all actions reasonably necessary so that the Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development and delivery of privacy notices and the maintenance and safeguarding of appropriate and adequate records and the disposal of consumer report information.

4)    The Fund may share customer information with its affiliates.

5)    The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this Privacy Policy, the Fund does not share customer information with unaffiliated third parties other than as permitted by law.

6)    The service provider is directed to promptly report to the Fund any changes to that service provider’s information security policy that would materially affect its ability to adhere to this Privacy Policy before, or promptly after, the adoption of such changes. The Fund requires the Administrator to provide periodic reports, no less frequently than annually, to the Funds’ Board of Trustees regarding any changes to the Fund’s privacy notice and its delivery to shareholders and any issues that have been reported concerning the implementation of or operation of the service providers’ information security policies.

7)    The Fund will protect and handle internally any personal customer and consumer information they receive from third parties in the same manner as the personal customer and consumer information generated internally and will only share such information with third parties as permitted by Regulation S-P.

(b)    Not applicable.

ITEM 2.    CODE OF ETHICS.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)    The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)     The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Joshua Barlow, Matthew Forstenhausler and George Morriss are qualified to serve as the audit committee financial experts serving on its Audit Committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for the fiscal year ended March 31, 2025, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal period are $70,000.

Audit-Related Fees

(b)    The aggregate fees billed for the fiscal year ended March 31, 2025, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees

(c)     The aggregate fees billed for the fiscal year ended March 31, 2025, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0.

All Other Fees

(d)    The aggregate fees billed for the fiscal year ended March 31, 2025 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1)The registrant’s Audit Committee must pre-approve the audit and non-audit services of the auditor prior to the auditor’s engagement.

(e)(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)     0%

(d)    0%

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2025, of the registrant was $0.

(h)    The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a)     Not applicable.

ITEM 8.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a)     Not Applicable.

ITEM 9.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)     Not Applicable.

ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)     Not Applicable.

ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

(a)     Statement regarding basis for approval of investment advisory contracts is included as part of the report to shareholders filed under Item 1(a) of this form.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Corient Registered Alternatives Fund
Proxy Voting Policy and Procedures

Proxy Voting Procedures

The Board has delegated the day-to-day responsibility to Segall Bryant & Hamill, LLC (the “Adviser”) and Churchill Asset Management, LLC (the “Subadviser”) to vote the Fund’s proxies with respect to portfolio investments that each advises. The Adviser and the Subadviser each vote proxies according to the respective proxy voting policies and procedures currently in effect as of the date of this Confidential Private Placement Memorandum, summaries of which appear below. These guidelines are reviewed periodically by the Adviser and the Subadviser as well as the Board, and, accordingly, are subject to change.

Adviser Proxy Policies

The Adviser relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which the Adviser has voting authority. Annually, the Adviser reviews ISS’ independence and its Proxy Voting Guidelines. The Adviser follows ISS’ General Guidelines on most issues for shareholder votes.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the Adviser’s investment clients, the Adviser can and will override ISS’ recommendation through a manual vote. If more than one investment team holds the security, the decision to override should be authorized by a member of each investment team. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer or President of the Adviser. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, the Adviser will exercise its voting authority. However, if the Adviser believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, the Adviser may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which the Adviser is an affiliated party, the Adviser will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for recordkeeping. ISS provides the necessary reports for the Fund to prepare its Form N-PX annually.

Subadviser Proxy Policies

The Subadviser will vote all proxies relating to our portfolio securities in the best interest of Shareholders. The Subadviser reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Fund. Although the Subadviser will generally vote against proposals that may have a negative impact on the Fund’s portfolio investments, the Subadviser may vote for such a proposal if there exist compelling long-term reasons to do so. The Subadviser will abstain from voting only in unusual circumstances and where there is a compelling reason to do so. The Subadviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth in its policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The Subadviser’s proxy voting decisions are made by members of its investment team who are responsible for monitoring each investment overseen by the Subadviser. Any actual or potential conflicts of interest between the Fund and the Subadviser arising from the proxy voting process will be addressed by the application of the Subadviser’s proxy voting procedures. In the event the Subadviser determines that a conflict of interest cannot be resolved under the Subadviser’s proxy voting procedures, the Subadviser is responsible for notifying the Board or the Audit Committee of such irreconcilable conflict of interest and assisting the Board or the Audit Committee with any actions it determines are necessary.

ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Segall Bryant & Hamill, LLC (the “Adviser”) serves as the investment adviser of the Fund. Churchill Asset Management, LLC (the “Subadviser”) serves as investment subadviser to the Fund. Each of the Adviser and the Subadviser is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.

(a)(1)Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following is biographical information about the members of the Investment Management Team. The investment professionals of the Adviser and the Subadviser who have primary responsibility for day-to-day management and oversight of the Fund, as of the filing date of this report on Form N-CSR are Paul Platkin, Jason Strife, Anne Philpott, Derek Fricke and Nicholas Lawler.

ADVISER:

Paul Platkin, Partner, Alternatives Due Diligence

Paul is a Partner at Corient. He leads the due diligence efforts for private investments on Corient’s and CI’s alternative platforms. As part of Paul’s 30 years of investment experience, he was previously co-CIO of RegentAtlantic Capital, LLC prior to its acquisition by Corient. Prior to that, Paul served as CIO at Hillview Capital from 2016 to 2019, when the firm combined with RegentAtlantic Capital, LLC. Before this, Paul spent three years as CIO of Gruss & Co., a substantial single-family office located in New York and Florida. From 2003 through 2012, Paul served as CIO of Robeco-Sage Capital Management (subsequently Arden-Sage, after it was acquired), a $2 billion multi-strategy hedge fund-of-funds manager. Paul began his financial career at General Motors in 1994, where he spent almost a decade working at both the Treasurer’s Office and General Motors Asset Management, a $90 billion pension manager. Paul holds an MBA in Finance and International Business from Columbia Business School and a BSBA in Finance from Georgetown University. Paul is a Chartered Financial Analyst.

SUBADVISER:

Jason Strife, Senior Managing Director and Head of Junior Capital & Private Equity

Jason leads Churchill Asset Management’s private equity and junior capital platform, including executing strategic initiatives, capital raising, sourcing investments, firm management, and portfolio construction for six mandates that provide debt and equity capital into the U.S. private equity middle market. Jason is a member of the firm’s Operating Committee and is Investment Committee Chair for six private equity and junior capital mandates, including LP commitments, equity co-investments, structured capital, secondaries, and junior loans.

Prior to joining Churchill Asset Management, Jason was a Principal at Bison Capital, a Los Angeles based firm focused on junior capital investments. Prior to Bison Capital, Jason was an Associate at Weston Presidio, a private equity firm focused on growth capital and LBOs. Prior to Weston Presidio, Jason worked in the M&A group of Wachovia, executing private equity transactions.

Jason graduated from Wake Forest University with a Bachelor of Science in Analytical Finance and a Master’s in Accounting, where he earned a scholarship for his graduate studies and passed the CPA examination. He currently sits on the Board of Visitors of the Wake Forest business school, and is involved with numerous boards and strategic committees, including at the Charlotte Latin School and the Congaree Global Golf Initiative.

Anne Philpott, Managing Director, Private Equity & Junior Capital

Anne is a Managing Director on the Private Equity and Junior Capital team at Churchill Asset Management, where she is actively involved in sourcing and executing investments in junior capital and equity co-investments, as well as investments in private equity funds. Anne is also a member of the Private Equity and Junior Capital team’s Investment Committee overseeing six private equity and junior capital mandates, including LP commitments, equity co-investments, structured capital, secondaries and junior capital loans. Previously, Anne was a Senior Director on the Private Equity and Junior Capital team at Nuveen. Ms. Philpott joined TIAA in 2005 and began her career as an Associate in the Private Placements group. As part of the Private Placements team she acted as a lead originator and portfolio manager for a variety of domestic and international high grade corporate debt investments.

Anne holds a B.S. in Economics from the University of Pennsylvania, and is a CFA charter holder and member of the CFA Institute.

Derek Fricke, Senior Managing Director, Private Equity & Junior Capital

Derek serves as a Managing Director on the Private Equity and Junior Capital team for Churchill Asset Management, where he is actively involved in sourcing and executing investments in junior capital and equity co-investments, as well as investments in private equity funds. Derek is a member of the firm’s Operating Committee and a member of the Private Equity and Junior Capital team’s Investment Committee overseeing six private equity and junior capital mandates, including LP commitments, equity co-investments, structured capital, secondaries and junior capital loans.

Derek initially joined the team in 2013, when the group was operating as part of Churchill Asset Management’s parent Company, TIAA and subsequently Nuveen. Prior to joining the organization, Derek spent several years as an investment team member at Chrysalis Ventures, a $400 million venture capital firm investing in early-stage healthcare services, business services, and technology companies. Previously, Derek was an active mezzanine capital and equity investor in middle-market media and technology companies as an investment team member at BIA Digital Partners. Derek began his career in investment banking in Atlanta, GA with SunTrust Robinson Humphrey.

Derek is a graduate of the University of North Carolina at Chapel Hill, where he earned a Bachelor of Science degree in Business Administration from the Kenan-Flagler School of Business.

Nicholas Lawler, Managing Director and Head of Secondaries

Nick serves as a Managing Director and Head of Secondaries on the Private Equity and Junior Capital team at Churchill, based in Chicago. His responsibilities include oversight of origination, underwriting and portfolio management activities for secondary investments. Prior to joining Churchill in 2022, he spent 10 years at 50 South Capital Advisors, LLC, the alternative investment arm of Northern Trust Corporation, where he was a Senior Vice President and helped build and lead the firm’s secondaries business. Nick also served on 50 South Capital’s Diversity, Equity, and Inclusion Committee. Before joining 50 South Capital, he was a member of Northern Trust’s Global Opportunities in Leadership Development program on the Investments Track — Northern’s functional and management training program. Nick joined Northern Trust in 2008 and began his career in Wealth Management.

Nick holds a B.A. in Political Science and minor in History from Boston College, where he was a member of the men’s varsity golf team, competing in the Atlantic Coast Conference.

(a)(2)Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and (ii) the total AUM of such companies, vehicles and accounts, as well as the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance as of March 31, 2025:

	Type of Accounts	Total # of Accounts Managed	Total Assets ($ in millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance ($ in millions)
Paul Platkin	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	26	$493.6	22	$454.0
	Other Accounts:	0	$0	0	$0
Jason Strife	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	20	$10,197	17	$9,308
	Other Accounts:	3	$17,832	2	$1,065
Anne Philpott	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	18	$6,276	15	$5,387
	Other Accounts:	3	$17,832	2	$1,065
Derek Fricke	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	18	$6,276	15	$5,387
	Other Accounts:	3	$17,832	2	$1,065
Nicholas Lawler	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$728	1	$728
	Other Accounts:	1	$1,622	0	$0

Table above represents regulatory assets under management.

Conflicts of Interest

The Adviser, Subadviser and Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Adviser, Subadviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser and Subadviser seek to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Adviser, Subadviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. Each of the Adviser and Subadviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)Compensation Structure of Portfolio Manager as of March 31, 2025

Compensation for all of the Adviser’s investment professionals generally consists of base salary, profit sharing, and incentive compensation. Investment professionals are eligible for a performance-based bonus (incentive compensation), which emphasizes long-term performance. Importantly, this compensation is based on the performance of the aggregate portfolio and not the performance of the individual investment professional.

None of the Subadviser’s investment professionals receive any direct compensation from the Fund in connection with the management of the Fund’s portfolio. Certain members of the Subadviser’s investment committee, through their financial interests in the Subadviser, are entitled to a portion of the profits earned by the Subadviser, which includes any fees payable to the Subadviser under the terms of the Subadvisory Agreement, less expenses incurred by the Subadviser in performing its services under the Subadvisory Agreement.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member: (as of March 31, 2025)
Paul Platkin	$100,001 – $500,000
Jason Strife	None
Anne Philpott	None
Derek Fricke	None
Nicholas Lawler	None

(b)    Not Applicable

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)     Not applicable.

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16.  CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)     Not applicable.

ITEM 18.  RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)     Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	Not applicable.
(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By (Signature and Title)*	/s/ Paul Platkin
Paul Platkin, President
(Principal Executive Officer)
Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Paul Platkin
Paul Platkin, President
(Principal Executive Officer)
Date	June 9, 2025
By (Signature and Title)*	/s/ Alexander Adair
Alexander Adair, Treasurer
(Principal Financial Officer)
Date	June 9, 2025

____________

*        Print the name and title of each signing officer under his or her signature.